Exhibit 10.1

[EXECUTION COPY]

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 8, 2008 (this “Amendment”), among (i) WHITE MOUNTAINS INSURANCE GROUP, LTD., a company existing under the laws of Bermuda (the “Borrower”), (ii) the undersigned Lenders, and (iii) BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), amends certain provisions of the Credit Agreement, dated as of June 19, 2007 (as amended, the “Credit Agreement”), among the Borrower, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and the Issuing Lender, and Lehman Brothers Inc., as Syndication Agent.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.  As used herein “Lender Group” means collectively, each Lender and its Affiliates who are Lenders.

RECITALS

WHEREAS, the Borrower has requested that the undersigned Lenders and the Administrative Agent agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.         Amendment to Credit Agreement.

(a)         Amendments to Section 7.2(b) (Limitation on Indebtedness).  Section 7.2(b) of the Credit Agreement is hereby amended by restating such Section in its entirety as follows:

“At any time when OneBeacon Limited is required to be consolidated on the balance sheet of the Borrower in accordance with GAAP, the Borrower will not permit OneBeacon Limited to create, incur or assume any Indebtedness, which, at the time such Indebtedness is created, incurred or otherwise assumed, would cause the OneBeacon Limited Debt to Capitalization Ratio, on a pro forma basis as of the end of the most recently completed fiscal quarter for which financial statements have been delivered to the Administrative Agent pursuant to Section 6.1(b) (giving effect to such Indebtedness and all other Indebtedness created, incurred or otherwise assumed by OneBeacon Limited since the end of such fiscal quarter), to be greater than (i) thirty-seven and one half of one percent (37.5%) for any fiscal quarter ending prior to November 14, 2008 and (ii) thirty-five percent (35%) for any fiscal quarter ending on or after November 14, 2008.”

Section 2.         Conditions Precedent.  This Amendment shall become effective as of the date first written above upon (a) execution hereof by the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders, and (b) the Administrative Agent’s receipt, for the account of each Lender consenting to this Amendment, a work fee in the amount of $5,000 per such Lender and its Affiliates who are Lenders, which fee shall be deemed fully earned and non-refundable upon receipt thereof.

Section 3.         Continued Validity of Loan Documents.  Except for the amendments to the Credit Agreement set forth in Section 1 hereof, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Borrower or any Guarantor contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

Section 4.         Representations and Warranties.  Each of the Borrower and the Guarantors (each, a “Loan Party”) hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)        Due Execution and Authorization; Legal, Valid and Binding Obligation.  This Amendment has been duly executed and delivered by such Loan Party.  The execution and delivery and performance by such Loan Party of this Amendment is within such Person’s corporate powers and has been duly authorized by all necessary action on its part.  This Amendment, the Credit Agreement as amended hereby and all other Loan Documents to which such Person is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)        No Legal Bar.  The execution and delivery by such Loan Party of this Amendment and the performance by such Person of this Amendment and the Credit Agreement as amended hereby, will not violate any Requirement of Law or any Contractual Obligation of such Loan Party or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation, except to the extent such violation or Lien could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)        Representations and Warranties in Loan Documents.  All representations and warranties of each Loan Party set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(d)        No Default.  No Default or Event of Default has occurred and is continuing.

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Section 5.         Ratification.  Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

Section 6.         Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.         Miscellaneous.  This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto.  Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.  To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern.  The headings used in this Amendment are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment or any provision hereof.  This Amendment shall be binding upon and inure to the benefit of the Administrative Agent, each of the Lenders and each of the Loan Parties, and to each of their respective successors in title and assigns.  This Amendment may not be modified or amended except in a manner permitted by Section 10.1 of the Credit Agreement.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

Section 8.         Costs and Expenses.  Pursuant to Section 10.5 of the Credit Agreement, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including all Attorney Costs of the Administrative Agent in producing, reproducing and negotiating this Amendment, will be for the account of the Borrower whether or not this Amendment is consummated.

Section 9.         Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower:

WHITE MOUNTAINS INSURANCE GROUP, LTD.

By:
Name:
Title:

First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as
a Lender, Issuing Lender and Swing Line Lender

By:
Name:
Title:

First Amendment to Credit Agreement

LEHMAN BROTHERS BANK, FSB, as
a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

BNP PARIBAS, as
a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

THE BANK OF NEW YORK, as
a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ. LTD., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

First Amendment to Credit Agreement

HSBC BANK USA, N.A., as
a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

JP MORGAN CHASE BANK, N.A., as
a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

MELLON BANK, N.A., as
a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

PNC BANK, as
a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND, PLC, as a Lender

By: GREENWICH CAPITAL MARKETS, INC., as agent for The Royal Bank of Scotland plc

By:
Name:
Title:

First Amendment to Credit Agreement

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:
Name:
Title:

First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

First Amendment to Credit Agreement

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof, (b) joins the foregoing Amendment for the sole purpose of consenting to and being bound by the provisions of Sections 4 and 5 thereof and (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee the obligations of the Borrower under the Loan Documents.

WHITE MOUNTAINS HOLDINGS BERMUDA LTD.

By:
Name:
Title:

LONE TREE INSURANCE GROUP LTD.

By:
Name:
Title:

LONE TREE HOLDINGS LTD.

By:
Name:
Title:

First Amendment to Credit Agreement